SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 5, 2000

                                 ZIFF-DAVIS INC.
             (Exact name of registrant as specified in its charter)





      STATE OF DELAWARE               1-19676                13-3987754
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)




                                 Ziff-Davis Inc.
                  28 East 28th Street, New York, New York 10016
                    (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                 (212) 503-3500

                                       N/A
          (Former name or former address, if changed since last report)

Item 1.     Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

         On April 5, 2000, Ziff-Davis Inc., a Delaware corporation (the "Company"), completed the sale of its Ziff-Davis Publishing division (excluding Computer Shopper and the investment in Red Herring Communications Inc.) to companies controlled by Willis Stein & Partners. The purchase price was $780,000,000. Additional information about this sale may be found in the Company's proxy statement dated February 7, 2000 and in the Company's Form 10-K for the year ended December 31, 1999, each of which is incorporated by reference herein.

Items 3-6.  Not Applicable.

Items 7(a) and 7(c).  Not applicable.

Item 7(b).  Pro Forma Financial Information.

         Pro forma financial information for the Company reflecting the sale described in Item 2 will be set forth as part of a Form 8-K/A that the Company expects to file by April 20, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ZIFF-DAVIS INC.



                                            By:  /S/ DANIEL L. ROSENSWEIG
                                                ---------------------------
                                                Name:  Daniel L. Rosensweig
                                                Title: President, Chief
                                                       Executive Officer,
                                                       ZDNet

Date: April 14, 2000